SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2003

PINNACLE FINANCIAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-31225	62-1812853

(State of jurisdiction	(Commission file	(IRS Employer
or incorporation)	Number)	Identification No.)

211 Commerce Street, Suite
Nashville, Tennessee	37201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 744-3700

N/A

(Former Name or Former Address; if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

The following exhibit is furnished pursuant to Item 9.

99.1	Transcript of interview with M. Terry Turner for use by M. Terry Turner, President and Chief Executive Officer; Robert A. McCabe, Jr., Chairman of the Board; and Harold R. Carpenter, Chief Financial Officer of Pinnacle Financial Partners, Inc. for presentation to investment analysts, institutional and other investors and others.

ITEM 9. REGULATION FD DISCLOSURE

Transcript of interview with M. Terry Turner for use by M. Terry Turner, President and Chief Executive Officer; Robert A. McCabe, Jr., Chairman of the Board; and Harold R. Carpenter, Chief Financial Officer of Pinnacle Financial Partners, Inc. for presentation to investment analysts, institutional and other investors and others is furnished under Regulation FD. This transcript is furnished as Exhibit 99.1 pursuant to Item 9.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ M. TERRY TURNER M. Terry Turner President and Chief Executive Officer

Date: September 25, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Transcript of interview with M. Terry Turner for use by M. Terry Turner, President and Chief Executive Officer; Robert A. McCabe, Jr., Chairman of the Board; and Harold R. Carpenter, Chief Financial Officer of Pinnacle Financial Partners, Inc. for presentation to investment analysts, institutional and other investors and others.